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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM
1967

Stralem Equity Fund

ANNUAL REPORT

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-822-9555 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-822-9555. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
December 2019

Dear Shareholder,

Each year following the close of Stralem Equity Fund’s (the “Fund”) fiscal year on October 31, the Fund reports to you on its results and Stralem & Company Incorporated’s (Stralem) current investment outlook.

Performance

For the fiscal year ended October 31, 2019, the Fund (STEFX) provided a return of +12.56% before taxes and after fees and expenses but trailed the benchmark S&P 500 Index (the “Benchmark”) which returned +14.33% (which of course has no fees, taxes or expenses) as shown in the table below.

AVERAGE ANNUAL TOTAL RETURNS
BEFORE TAXES AND AFTER FEES AND EXPENSES

	Periods Ended 10/31/19
	1 YR	5 YRS	10 YRS	Since Inception*
Stralem Equity Fund	12.56%	7.67%	10.38%	5.94%
S&P 500 Index	14.33%	10.78%	13.70%	5.82%

*	Inception: January 18, 2000.

Comparison of the Change in Value of a $25,000 Investment in
Stralem Equity Fund- vs. S&P 500 Index

PERFORMANCE NOTES: Stralem Equity Fund is advised by Stralem & Company Incorporated (“Stralem”), an independent, SEC registered investment adviser established in 1966. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end or to receive a prospectus, please call (866) 822-9555 toll free or visit the Fund’s website at www.stralemequityfund.com. Performance results for the Fund are stated after investment advisory fees and expenses (net) but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund can suffer losses as well as gains. Performance results are calculated on a total return basis, which includes all income from dividends and interest and realized and unrealized gains or losses. Assuming dividends are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. The S&P 500 Index is widely used as a barometer of U.S. stock market performance. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. It is shown with dividends included and reflects no deduction for fees, expenses or taxes.

In the first calendar quarter of 2019, the S&P 500 was +13.6%, representing a near full reversal of the notably weak fourth quarter of 2018 when the index was -13.5%, and the month of December 2018 (-9.0%) which was the worst December since 1931. However, as historically bad as the fourth quarter was, the rebound in early 2019 was almost equally historic, as it represented the best first quarter return in over 20 years with the month of January return (+8.0%) the best in 30 years! This significant market volatility comes as the S&P 500 Index has now returned an extraordinary +460% in the 10+ years since the market bottom in March 2009 (+17.6% annualized) and as of the end of the Fund’s fiscal year sits at an all-time high, +23.2% in calendar year 2019.

The market continues to be fueled by slow and steady economic growth made possible by record-low interest rates, loose monetary policy, muted inflation, strong and consistent job growth, and a fiscal stimulus (reduced corporate taxes) that drives corporate margins well above average and supports continued earnings growth.

While the bull market re-accelerated in 2019 after a hard sell off to end 2018, volatility also returned indicating investors were anxious about the macro environment and not fully comfortable with simply being long and strong. The story of 2019 centered around the contentious negotiations between the U.S. and China surrounding trade policy and tariffs and the ripple effect this battle inflicted on the world’s two largest economies as well as peripheral economies in Europe and Asia. While punitive tariffs were ultimately implemented on both sides, the result was a global growth slowdown which eventually devolved into a manufacturing recession in the U.S., sub-2.0% GDP in Q3, and China GDP (+6%) at the lowest growth rate since 1992!

The weakening growth in the U.S. coupled with concerns about further slowing in Europe struggling to resolve Brexit, forced the Federal Reserve to respond by reversing course and not only lowering interest rates three times in 2019, but also re-instituting its bond buying program (Quantitative Easing) in an effort to hold down longer rates. The lower rates helped buoy the resilient U.S. consumer, prevented GDP from falling even lower and acted as a sustained catalyst for the equity markets – there seemed to be no one willing to fight the Fed.

Similarly, the EU was forced to deal with economic growth bordering on recessionary, so the European Central Bank also continued to lower rates – often to yields below zero – to stimulate the economy. Currently $17 trillion of global sovereign debt carries a negative interest rate yield!

As the year progressed and global manufacturing continued to contract, the ongoing uncertainty about the resolution of a trade deal and the negative effect of implemented tariffs beginning to take hold, visibility into future economic growth became increasingly questionable. Investors sought the safety of defensive equities and bonds. This rotation into bonds at the same time the Fed was easing caused the yield curve to invert – where shorter term rates are higher than longer term rates – historically an early and strong signal of an impending recession. Just the mention of the “R word” spooked investors and led to additional angst and uncertainty.

Against this backdrop, globally exposed companies found the environment especially challenging as emerging market demand was unpredictable and supply chains exposed to tariffs were disrupted. Typically, large international firms prefer government regulatory certainty and visibility in order to manage their business demands efficiently and effectively. This was hardly the case in 2019 and while corporate margins remained solid, they were decidedly below the peak of 2018, and S&P 500 earnings growth expectations for 2019 fell below 2%, while Q3 earnings were negative on a year-over-year basis! Certainly not the fundamental backdrop for all-time highs in the S&P 500.

Despite this uncertain environment and potentially negative fundamental catalysts, the equity markets marched higher and the S&P 500 produced another record high at the end of October. At the same time, demand for the safety of Treasury bonds skyrocketed, and the 10-year Treasury bond yield fell to its second lowest level on record, 1.42%, at the end of September. Fixed income and equities are historically counter cyclical so for both markets to achieve record highs at essentially the same time is an anomaly that is puzzling and drives additional investor concern and caution.

While we may sound like a broken record, today just about every market pundit will agree that this market environment is not normal, nor is it likely to be sustainable indefinitely. Exactly when, why, and to what magnitude is difficult to predict, but it is not hard to predict that more volatility is likely on the way.

There have been only five market declines greater than 10% over the entire market rally since March 2009. The Fund’s portfolio structure protected capital in each instance although each proved to merely be a speed bump on the way to a new record high.

In summary, despite our concerns about the overall market environment, we are confident in the portfolio’s positioning as well as in the companies we own. We continue to adhere to our time-tested process and discipline and believe “participation with protection” is the best way to build long-term wealth.

Portfolio Structure and Positioning

As of October 31, 2019, the overall allocation stood at 65% Up Market/ 35% Down Market.

Since the financial crisis Stralem has remained positioned with a slight conservative edge, allocating 35% of the portfolio to capital-preserving Down Market stocks and 65% of the portfolio emphasizing high-quality, larger-market-cap, globally exposed, stable and innovative growth-participating Up Market companies. Although this structure has predictably caused us to trail the S&P 500, we intentionally maintain it out of concern for the multitude of risks we see and are unwilling to ignore.

Investment Outlook

While the Fund’s fiscal year began slowly based on concerns about a trade war with China, it finished strongly, with hope that a phase one trade deal will be signed by the end of the year, tariffs will be reversed, and global growth will re-accelerate.

However, with the S&P 500 at an all-time high and +23.2% on a calendar year-to-date basis it is increasingly difficult to envision where the next catalyst will come from. The trade deal is not yet resolved despite endless rhetoric to the contrary and, even if an agreement can be reached, the damage to corporate confidence, supply chains, and international demand may not easily or quickly be repaired.

Global GDP continues to slow while the loosening of monetary policy may not be achieving its desired effect. In the U.S. the consumer remains strongly behind record low unemployment and accelerating wage growth, but confidence is waning, and as the consumer goes, so too goes the U.S. economy.

As we enter an election year, with a President under an impeachment inquiry and political gridlock at its highest level, it is much easier to imagine a growth slowdown in 2020 than a growth re-acceleration. And as 2020 unfolds and we get closer and closer to the election, it is hard not to expect increased volatility as campaign promises and policy prescriptions are translated into equity market winners and losers.

While many companies have done an admirable job navigating the current environment, others have not had such luck. This bifurcation in performance is a market characteristic that provides active managers like Stralem hope that fundamentals will be the driver of equity returns and not merely lower interest rates, reduced taxes or increased buybacks.

At Stralem, our mantra has long been “Participation with Protection.” At present, the protection element does not seem to be relevant; however, given views on both the macro economy and what we are seeing at the company level, we firmly believe it is more important than ever. However, we also recognize that market timing, and trying to speculate what could be the catalyst to derail the market’s 10-year bull-run, are endeavors fraught with peril. As a result, while maintaining a “Down-Market” protection component in the Large Cap Equity Strategy, we also continuously try to identify and invest in the most exciting secular growth opportunities that will provide participation in strong markets.

Performance Attribution

The Fund’s slight relative underperformance for the fiscal year ended Oct 31, 2019 was driven primarily by the Up-Market sector (-0.88%) and by the cash component in the Down-Market sector (-0.78%).

While all the categories of the Up-Market sector delivered positive returns, the relative underperformance was driven by the Dominant Companies category which despite some strong performers was only +10.1% for the year, slightly lagging the benchmark. The Fund certainly had its share of Dominant Company winners, most notably D.R. Horton (+47.5%), Danaher (+39.1%) and Visa (+30.3%), however, poor performance from Fedex (-29.8%), Carnival (-18.9%), and DowDupont (-16.5%) dragged on Fund performance.

FedEx is directly in the crosshairs of the tariff dispute with China as the company relies heavily on global trade. As exports from China into Europe and the U.S. slow, FedEx is forced to adjust its routes and capacity, which impacts revenue and cost. Fortunately, the continued growth in e-commerce benefits FedEx freight business in the U.S. which has been the bright spot, but the International Priority is a high-margin business for FedEx and a slowdown in global trade can have a significant impact on earnings. We believe that the eventual resolution of the trade dispute will serve as a catalyst and we continue to believe in the long-term outlook for the company.

Carnival was negatively impacted by global growth concerns as markets in Europe and Asia have slowed dramatically. In addition, the Trump administration restricted access to Cuba for all travelers, including cruise ships, which disrupted a new and popular destination. While some of these issues are likely temporary, and overall cruise industry fundamentals remain solid, we chose to exit this position at the end of the fiscal year, uncertain about how long a fundamental turn-around might take (more details below in “Purchases & Sales”).

Another Fund holding, DowDupont, the world’s largest diversified chemical conglomerate that was a previous merger of Dow Chemical and Dupont, spent the year splitting up into three distinct companies: Dow, Dupont and Corteva. This process was confusing to investors and led to volatility in the parent DowDupont (-16.5%) before and after the spin-outs became effective. The Fund ultimately sold the Corteva and Dupont, but retained Dow Inc.because it retains a globally dominant position, strong balance sheet and the best management team of the three companies.

Both the New Industries and the New Product categories produced relative outperformance driven by stock selection. While several holdings performed very well, Broadcom (+36.0%) and Celgene (+19.1%) were the stand-out contributors for the year.

Broadcom is semiconductor manufacturer with a corporate strategy of acquiring small, but dominant and high-margin semiconductor businesses and the cross-selling the products to large device manufacturers like Apple. The company is laser focused on producing a lot of free cash flow and using it to buy more companies. In August the company announced a software acquisition, Symantec, that at first confused investors, but as the company had the chance to explain its rationale—stable, recurring revenue, strong brand and high margin business – more investors became interested.

Celgene, a large biotechnology company the Fund bought several years ago, was finally acquired by Bristol Myers at a healthy premium, and we exited the position.

The relative outperformance in the Down-Market sector was driven by the High Yield category, where strength in communications and media giant AT&T (+33.1%) and electric utility provider American Electric Power (+32.9%) were somewhat offset by weakness in shale oil and gas producer EOG Resources (-33.0%).

AEP and AT&T both executed well but benefited dramatically by the steep drop in interest rates that occurred throughout the year. At the start of the fiscal year (November 2018) the 10-year Treasury yield was over 3.2% and by the end of the fiscal year it was 1.7%. As the year progressed, and the S&P 500 made new highs, investors chose to rotate into bonds, or purchase more defensive equities – like those in our High Yield category that produce stable earnings and pay strong dividends. At the end of the fiscal year, AT&T’s dividend yield was 5.5% and AEP’s was 3.0% -- both far in excess of the Treasury yield.

EOG Resources, one of the country’s lowest-cost shale oil producers had a difficult fiscal year 2019 as the trade wars and a manufacturing recession in the U.S. drove the price of oil down approximately 20% from $67 to the low $50 range. While EOG’s extraction cost remains below $30 per barrel enabling it to profitably produce at current price levels, the sell-off in oil negatively impacted the stock. We view this as a temporary situation and expect strong and steady cash flow and returns from the company.

Purchases and Sales

During the Fund’s fiscal year ended October 31, 2019, the Fund sold two securities and bought four securities, increasing the total number of holdings to 35. Within the Dominant Companies category of the Up Market, the Fund sold Carnival (CCL) and within the Low Price to Cash Flow category of the Down Market the fund sold Bank of New York (BK).

In the Up Market, the Fund purchased KeySight Technologies (KEYS) in the New Products category and Raytheon (RTN) in the Dominant Companies category while in the Down Market the Fund bought Tyson Foods (TSN) in the Low Price to Cash Flow category and Coca Cola (KO) in the High Yield category.

A significant driver of Carnival’s investment thesis was the company’s plans to expand in Europe and Asia while launching new destinations in the Caribbean. Both of those drivers were impacted by the global economic slowdown due to the trade wars that had a chilling effect on demand in some of the previously strong growth markets in Europe and Asia. And while cruising remains an affordable indulgence for many, we became concerned about a secular impact in demand, and decided to exit the position.

Bank of New York’s attractiveness as an investment was because it is largely a stable, fee-centric, custody bank with margins below its peers. The company became intriguing with the hiring of Charlie Scharf, Jamie Dimon protégé, from Visa, who convinced investors he could cut costs, drive higher margins, increase investment in technology and innovation, and take advantage of the rising rate environment. However, while interest rates rose initially, they quickly reversed, and Mr. Scharf was recruited to become CEO of Wells Fargo. With limited progress to date on Scharf’s restructuring plan and a search underway for a new CEO, we decided it was time to exit the position.

Keysight Technologies is a test and measurement company that was spun-off of Agilient Technologies (which itself was spun-off of Hewlett Packard) in 2014 and the company has a niche in the technology hardware and infrastructure market. One of the largest drivers of growth is the expected expansion of next-gen wireless cellular capabilities via 5G, which will allow increasing broadband functionality over cellular networks. With customers up and down the Communications supply chain, Keysight expects to be a big beneficiary as this new technology continues to roll out in 2019 and beyond.

Raytheon Technologies will become one of the largest Commercial Aerospace and Defense manufacturers when it completes its merger with United Technologies in 2020. In conjunction with the merger, UTX also intends to sell-off its Otis Elevator and Carrier business units and become more focused on next generation aerospace. The new company will be a dominant player in several commercial aerospace categories that will enable it to grow as the world’s airlines continue to expand along with the rising middle class’ desire to travel. The Department of Defense is very supportive of the merger and the combined company will have a strong balance sheet and steady cash flow to enable it to invest in R&D, innovate and potentially perform tuck-in acquisitions.

Tyson Foods, the nation’s largest public packaged food producer (larger than Pepsi) with an almost exclusive focus on protein-based foods (beef, pork, chicken) caters to the growing global middle class and their desire for a more complex diet. China is a significant end market and while the tariffs are having a near-term impact on demand, it is offset by the Asian Swine Flu (ASF) that forced China to kill-off a significant portion of its existing pig population. Pork is the #1 protein consumed in China and it can take several years to rebuild a pig herd which enables Tyson to be in a strong position to benefit on both a cyclical and secular basis. In addition, in developed markets, Tyson is becoming more vertically integrated and through several acquisitions can now offer more packaged and prepared foods that not only address a growing need from U.S. consumers, but these products carry a much higher margin. The combination of limited global suppliers, secular and cyclical demand and improving margins makes the company quite attractive.

Lastly, Coca-Cola is a well-known brand that is undergoing an internal restructuring under a new management team that has created more growth opportunities, more innovation, and more of a focus on capital allocation and profit generation – all music to our ears. Previously the company was too focused on brand Coca Cola and, when consumers sought lower sugar options, Coke lacked options. The new management team sold off many of the capital-intensive bottling operations and plowed the proceeds into acquisitions buying Costa Coffee and developing a partnership with Monster Energy drinks. This is radical innovation for Coke but the management brought process and discipline to innovation that should improve the probability of success. Already the product portfolio has been transformed and packaging changes implemented which has created a growth engine that is less focused on mere volume growth, but rather on profits. The company has started to see results and we expect the success to continue.

Conclusion

Stralem’s long-held investment discipline is based on the principle of “Participation with Protection” which is based on the understanding that when it comes to building sustainable wealth, the impact of preserving capital in falling markets far outstrips the importance of outperforming in rising ones. So, despite the challenges of outperforming the S&P 500 Index from the market low in 2009, Stralem chose not to chase performance for performance sake and remained disciplined awaiting a return to a more “normalized” historical environment. This normalized environment has taken longer to occur than we, or most Wall Street pundits, have expected, however it may finally be upon us.

While we now enter the 11th year of this stock market expansion, the Federal Reserve and other global central banks are back to cutting rates and loosening monetary policy as the global economy continues to slow. In the U.S., we passed an aggressive corporate and personal tax cut plan designed to stimulate growth and increase investment at home. However, a crushing trade war with China has caused incredible uncertainty about future demand and crimped investment spending, while simultaneously increasing costs due to tariffs. Corporate America is struggling to adjust to this reality and sales, margins, and earnings have slowed as a result. Fortunately, the U.S. consumer remains healthy as unemployment is at historic lows, inflation muted, interest rates falling and wage growth starting to finally grow.

The question investors are being forced to ask themselves is how much do they expect the economy to improve from here and what is their conviction in that prediction. Judging from the rotation to bonds and safe equities in 2019, the answer seems to be obvious.

With the equity market continuing to make new highs and extending this one-way bull market into record territory, Stralem continues to be convinced that fundamental analysis, investment prudence and discipline will once again prove to be critical. We’ve experienced this several times in our 50-plus year history and know full well that it is always hardest to remain disciplined the harder it gets.

Market corrections – both large and small – happen, and they typically occur when least expected. At Stralem, even at the cost of sometimes trailing the Benchmark, we will remain steadfast in our discipline and patient in our approach – continuing to maintain an allocation to downside protection while seeking fundamentally advantaged, high quality companies that meet our criteria for growth and valuation. A return to fundamental investing unencumbered by very loose monetary policy should, in our view, amply reward such discipline.

Please do not hesitate to contact us with any questions.

Sincerely,

Andrea Baumann Lustig
President, Stralem & Company Incorporated

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-822-9555.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.stralemequityfund.com or call 1-866-822-9555 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of Stralem’s current opinions and views of the financial markets. Although Stralem believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of October 31, 2019, please see the Schedule of Investments section of the annual report. The opinions of Stralem with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
October 31, 2019 (Unaudited)

		As of October 31, 2018		As of October 31, 2019
		Value	% of Total Investments	Value	% of Total Investments
UP MARKET	NEW PRODUCTS	$12,103,796	12.5%	$10,956,610	13.5%
	NEW INDUSTRIES	17,883,847	18.5%	17,546,637	21.5%
	DOMINANT COMPANIES	32,447,888	33.5%	23,753,227	29.1%

DOWN MARKET	LOW PRICE TO CASH FLOW	10,810,753	11.2%	9,843,020	12.1%
	HIGH YIELD	20,108,204	20.8%	17,189,239	21.1%

MONEY MARKET		3,345,210	3.5%	2,222,439	2.7%
		$96,699,698	100.0%	$81,511,172	100.0%

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
October 31, 2019

COMMON STOCKS — 95.3%	Shares	Value
Communication Services — 9.0%
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	59,690	$2,297,468

Interactive Media & Services — 6.2%
Alphabet, Inc. - Class A (a)	2,090	2,630,892
Facebook, Inc. - Class A (a)	13,300	2,548,945
		5,179,837
Consumer Discretionary — 5.9%
Auto Components — 2.9%
Aptiv plc	26,850	2,404,417

Household Durables — 3.0%
D.R. Horton, Inc.	48,310	2,529,995

Consumer Staples — 5.2%
Beverages — 2.6%
Coca-Cola Company (The)	38,990	2,122,226

Food Products — 2.6%
Tyson Foods, Inc. - Class A	26,560	2,198,902

Energy — 6.6%
Oil, Gas & Consumable Fuels — 6.6%
Chevron Corporation	19,000	2,206,660
EOG Resources, Inc.	19,200	1,330,752
Kinder Morgan, Inc.	96,700	1,932,066
		5,469,478
Financials — 5.8%
Capital Markets — 3.2%
Intercontinental Exchange, Inc.	28,400	2,678,688

Insurance — 2.6%
Progressive Corporation (The)	31,200	2,174,640

Health Care — 22.3%
Biotechnology — 4.2%
AbbVie, Inc.	21,700	1,726,235
Alexion Pharmaceuticals, Inc. (a)	16,800	1,770,720
		3,496,955

See accompanying notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.3% (Continued)	Shares	Value
Health Care — 22.3% (Continued)
Health Care Equipment & Supplies — 5.4%
Abbott Laboratories	25,100	$2,098,611
Danaher Corporation	17,200	2,370,504
		4,469,115
Health Care Providers & Services — 2.6%
UnitedHealth Group, Inc.	8,750	2,211,125

Life Sciences Tools & Services — 2.1%
Thermo Fisher Scientific, Inc.	5,710	1,724,306

Pharmaceuticals — 8.0%
Johnson & Johnson	14,650	1,934,386
Merck & Company, Inc.	27,180	2,355,419
Pfizer, Inc.	61,200	2,348,244
		6,638,049
Industrials — 7.9%
Aerospace & Defense — 5.1%
Boeing Company (The)	6,200	2,107,442
Raytheon Company	10,100	2,143,321
		4,250,763
Air Freight & Logistics — 2.8%
FedEx Corporation	15,100	2,305,166

Information Technology — 20.0%
Communications Equipment — 2.7%
Cisco Systems, Inc.	47,700	2,266,227

Electronic Equipment, Instruments & Components — 2.1%
Keysight Technologies, Inc. (a)	16,870	1,702,352

IT Services — 3.1%
Visa, Inc. - Class A	14,250	2,548,755

Semiconductors & Semiconductor Equipment — 3.2%
Broadcom, Inc.	9,180	2,688,363

Software — 8.9%
Adobe, Inc. (a)	8,400	2,334,612
Microsoft Corporation	17,800	2,551,986
Oracle Corporation	46,350	2,525,612
		7,412,210

See accompanying notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.3% (Continued)	Shares	Value
Materials — 2.9%
Chemicals — 2.9%
Dow, Inc.	48,600	$2,453,814

Utilities — 9.7%
Electric Utilities — 6.9%
American Electric Power Company, Inc.	31,050	2,930,809
Duke Energy Corporation	30,000	2,827,800
		5,758,609
Multi-Utilities — 2.8%
Dominion Energy, Inc.	27,950	2,307,273

Total Common Stocks (Cost $55,460,255)		$79,288,733

MONEY MARKET FUNDS — 2.7%	Shares	Value
Dreyfus Government Cash Management - Participant Shares, 1.33% (b) (Cost $2,222,439)	2,222,439	$2,222,439

Investments at Value — 98.0% (Cost $57,682,694)		$81,511,172

Other Assets in Excess of Liabilities — 2.0%		1,677,253

Net Assets — 100.0%		$83,188,425

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of October 31, 2019.
See accompanying notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS
Investments in securities:
At cost	$57,682,694
At value (Note 2)	$81,511,172
Cash	554,421
Receivable for investment securities sold	3,230,133
Dividends receivable	114,720
Other assets	7,660
Total Assets	85,418,106

LIABILITIES
Payable for investment securities purchased	2,152,295
Payable to Investment Adviser (Note 4)	33,944
Payable to administrator (Note 4)	12,357
Accrued expenses	31,085
Total Liabilities	2,229,681

NET ASSETS	$83,188,425

NET ASSETS CONSIST OF:
Paid-in capital	$46,614,572
Accumulated earnings	36,573,853
Net Assets	$83,188,425

Shares of beneficial interest outstanding	9,651,332

Net asset value, offering price and redemption price per share (a)	$8.62

(a)	Redemption price varies based on length of time held (Note 2).
See accompanying notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$1,962,222

EXPENSES
Investment advisory fees (Note 4)	996,023
Administration fees (Note 4)	87,001
Fund accounting fees (Note 4)	38,699
Audit and tax services fees	25,000
Legal fees	23,480
Trustees’ fees and expenses (Note 4)	20,308
Registration and filing fees	16,939
Transfer agent fees (Note 4)	15,000
Compliance fees (Note 4)	11,887
Bank service fees	9,140
Printing	5,685
Postage and supplies	4,785
Insurance expense	3,249
Other	26,345
Total Expenses	1,283,541
Investment advisory fee reductions (Note 4)	(456,430)
Net Expenses	827,111

NET INVESTMENT INCOME	1,135,111

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	11,999,088
Net change in unrealized appreciation (depreciation) on investments	(2,562,424)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	9,436,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,571,775

See accompanying notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
OPERATIONS
Net investment income	$1,135,111	$1,403,776
Net realized gains from investment transactions	11,999,088	21,339,408
Net change in unrealized appreciation (depreciation) on investments	(2,562,424)	(20,505,741)
Net increase in net assets resulting from operations	10,571,775	2,237,443

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(22,588,139)	(8,723,481)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,119,993	5,181,862
Net asset value of shares issued in reinvestment of distributions	14,090,686	6,957,351
Proceeds from redemption fees (Note 2)	133	64
Payments for shares redeemed	(31,554,090)	(44,946,201)
Net decrease in net assets from capital share transactions	(2,343,278)	(32,806,924)

TOTAL DECREASE IN NET ASSETS	(14,359,642)	(39,292,962)

NET ASSETS
Beginning of year	97,548,067	136,841,029
End of year	$83,188,425	$97,548,067

CAPITAL SHARE ACTIVITY
Shares sold	1,925,627	505,521
Shares reinvested	1,770,656	690,899
Shares redeemed	(3,814,517)	(4,426,909)
Net decrease in shares outstanding	(118,234)	(3,230,489)
Shares outstanding, beginning of year	9,769,566	13,000,055
Shares outstanding, end of year	9,651,332	9,769,566

See accompanying notes to financial statements.

STRALEM EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)
	Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.98	$10.53	$10.52	$15.53	$17.45

Income from investment operations:
Net investment income	0.11	0.13	0.12	0.22	0.23
Net realized and unrealized gains on investments	0.90	0.00 (a)	1.49	0.24	0.34
Total from investment operations	1.01	0.13	1.61	0.46	0.57

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.17)	(0.25)	(0.25)
Distributions from net realized gains	(2.26)	(0.57)	(1.43)	(5.22)	(2.24)
Total distributions	(2.37)	(0.68)	(1.60)	(5.47)	(2.49)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$8.62	$9.98	$10.53	$10.52	$15.53

Total return (b)	12.56%	1.13%	17.36%	4.72%	3.43%

Ratios/supplementary data:
Net assets, end of year (000’s)	$83,188	$97,548	$136,841	$142,965	$190,800
Ratio of total expenses to average net assets	1.47%	1.30%	1.28%	1.42%	1.21%
Ratio of net expenses to average net assets (c)	0.95%	0.95%	0.95%	0.98%	0.98%
Ratio of net investment income to average net assets (c)	1.30%	1.10%	1.03%	1.52%	1.17%
Portfolio turnover rate	28%	32%	7%	8%	33%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after fee reductions and/or expense reimbursements by the Adviser (Note 4).
See accompanying notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	ORGANIZATION

Stralem Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on October 17, 2016. It was formerly a series of Stralem Fund.

The Fund’s investment objective is to seek long-term capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with principles generally accepted in the United States of America (“GAAP”).

Investment valuation:

The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day the NYSE is open. Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing mean price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted mean price. Investments in money market funds are valued at net asset value (“NAV”). When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$79,288,733	$—	$—	$79,288,733
Money Market Funds	2,222,439	—	—	2,222,439
Total	$81,511,172	$—	$—	$81,511,172

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of or during the year ended October 31, 2019.

Share valuation and redemption fees:

The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the NAV per share, except that shares are subject to a redemption fee of 1% if shares are redeemed within 60 days of purchase. During the years ended October 31, 2019 and 2018, proceeds from redemption fees totaled $133 and $64, respectively.

Investment transactions and income:

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

is recognized on the accrual basis. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Common expenses:

Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders:

Distributions arising from net investment income and net realized capital gains are declared and paid to shareholders annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid to shareholders during the years ended October 31, 2019 and 2018 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
October 31, 2019	$1,514,867	$21,073,272	$22,588,139
October 31, 2018	$1,508,018	$7,215,463	$8,723,481

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax:

The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of October 31, 2019:

Cost of portfolio investments	$58,036,601
Gross unrealized appreciation	$24,911,306
Gross unrealized depreciation	(1,436,735)
Net unrealized appreciation	23,474,571
Undistributed ordinary income	922,603
Undistributed long-term capital gains	12,176,679
Accumulated earnings	$36,573,853

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

3.	INVESTMENT TRANSACTIONS

During the year ended October 31, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $23,917,674 and $47,340,219, respectively.

4.	TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Adviser”), the Fund pays the Adviser an advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% per annum of the first $50 million of such net assets; 1.00% per annum of the next $50 million of such net assets; and 0.75% per annum of such net assets in excess of $100 million.

The Adviser has agreed contractually, until at least March 1, 2021, to reduce its advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses, such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.95% of the Fund’s average daily net assets. During the year ended October 31, 2019, the Adviser reduced its advisory fees in the amount of $456,430.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to March 1, 2021, this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Investment Advisory Agreement is terminated. As of October 31, 2019, the amount of fee reductions and expense reimbursements available for recovery by the Adviser is $1,334,071, which must be recovered no later than the dates stated below:

October 31, 2020	$431,852
October 31, 2021	445,789
October 31, 2022	456,430
$1,334,071

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance, and transfer agent services for the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDER OF FUND SHARES

As of October 31, 2019, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Pershing, LLC (for the benefit of its customers)	79%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.

6.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

Effective November 5, 2019, the Fund will no longer impose a redemption fee of 1% if shares are redeemed within 60 days of purchase.

STRALEM EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Stralem Equity Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Stralem Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended October 31, 2015, were audited by other auditors, whose report dated December 10, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles

STRALEM EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 23, 2019

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2019) and held until the end of the period (October 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,003.50	$ 4.80
Based on Hypothetical 5% Return	$ 1,000.00	$ 1,020.42	$ 4.84

*

Expenses are equal to the Fund’s annualized net expense ratio of 0.95% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, upon request by calling toll free (866) 822-9555, or on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year are available on the SEC website at www.sec.gov or are available upon request, without charge, by calling toll free at (866) 822-9555.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2019, the Fund designated $21,073,272 as long-term capital gain distributions.

Qualified Dividend Income — The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction — Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the Fund’s fiscal year ended October 31, 2019, 100% of ordinary income dividends qualified for the corporate dividends received deduction.

STRALEM EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	14	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	14	None

STRALEM EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	14	None
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	14	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	14	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	14	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

STRALEM EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

STRALEM EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)
Martin R. Dean Year of Birth: 1963	Since 2019	Interim Chief Compliance Officer (October 2019 to present) Assistant Chief Compliance Officer (January 2016 to 2017)	Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-822-9555.

STRALEM EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement (the “Agreement”) with the Stralem & Company, Inc. (the “Adviser”) for an additional one-year term. The Board approved the Agreement at an in-person meeting held on July 22-23, 2019, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the renewal of the Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by Stralem to the Stralem Fund including, without limitation, its investment advisory services since the Stralem Fund’s inception, Stralem’s compliance policies and procedures, its efforts to promote the Stralem Fund and assist in its distribution, and its compliance program. After reviewing the foregoing information and further information in the Stralem Memorandum (e.g., descriptions of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by Stralem were satisfactory and adequate for the Stralem Fund.

The investment performance of the Stralem Fund. In this regard, the Board compared the performance of the Stralem Fund with the performance of its benchmark index, custom peer group and related Morningstar category. The Board noted that the Stralem Fund had outperformed its custom peer group’s average and median performance for the one year period and underperformed its custom peer group’s average and median performance for the five and 10 year period and outperformed its Morningstar category’s (Large Cap Blend Category Under $250 million, True No-Load) median and average performance for the one year period, and underperformed the median and underperformed the average performance for the five and 10 year period. The Board also noted that the Stralem Fund had outperformed its benchmark index (S&P 500) since inception. The Board also considered the consistency of Stralem’s management with the Stralem Fund’s investment objective and policies. The Board indicated that Stralem had satisfactorily explained its performance results for the Stralem Fund. Following discussion of the investment performance of the Stralem Fund and its performance relative to its benchmark, custom peer group and Morningstar category, the Board concluded that the investment performance of the Stralem Fund has been satisfactory.

STRALEM EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The costs of the services provided and profits realized by Stralem and its affiliates from its relationship with the Stralem Fund. In this regard, the Board considered Stralem’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Stralem Fund, and, generally, Stralem’s advisory business; the asset level of the Stralem Fund; and the overall expenses of the Stralem Fund, including the advisory fee. The Board considered the Stralem ELA and considered Stralem’s current and past fee reductions and expense reimbursements for the Stralem Fund. The Board further took into account Stralem’s commitment to continue the Stralem ELA until at least March 1, 2021.

The Board also considered potential benefits for Stralem in managing the Stralem Fund, including promotion of Stralem’s name and the potential for it to receive research, statistical, or other services from the Stralem Fund’s trades. The Board compared the Stralem Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its custom peer group and Morningstar category. The Board noted that the 1.04% advisory fee for the Stralem Fund was above the average and the median for the Stralem Fund’s custom peer group, and above the average and median of funds of similar size and structure in the Fund’s Morningstar category (Large Cap Blend Category Under $250 million, True No-Load), but less than the highest advisory fee in its Morningstar category. The Board further noted that the overall annual expense ratio of 0.95% for the Stralem Fund is above the average and median for the Stralem Fund’s custom peer group, but below the average and median for its Morningstar category. The Board also considered the fee charged by Stralem to its other accounts that have a substantially similar strategy as the Stralem Fund and considered the similarities and differences of services received by such other accounts as compared to the services received by the Stralem Fund. The Board noted that the fee structures applicable to Stralem’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Stralem Fund. The Board further considered the investment strategy and style used by Stralem in managing the portfolio of the Stralem Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to Stralem by the Stralem Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Stralem Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Stralem Fund’s investors. In this regard, the Board considered that the Stralem Fund’s fee arrangements with Stralem involve both a tiered advisory fee structure and the Stralem ELA. The Board determined that the shareholders of the Stralem Fund have experienced benefits from the tiered breakpoints in the management fee schedule and have experienced benefits from the Stralem ELA

STRALEM EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

and will continue to experience benefits from the Stralem ELA until the Stralem Fund assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Stralem Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Stralem Fund’s fee arrangements with Stralem would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable in relation to the nature and quality of services being provided by Stralem, given the Stralem Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered Stralem’s trading policies, procedures, and performance in seeking best execution for its clients, including the Stralem Fund. The Board also considered the historical portfolio turnover rate for the Stralem Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which Stralem evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with Stralem. After further review and discussion, the Board determined that Stralem’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Stralem Fund, Stralem’s process for allocating trades among its different clients, and the substance and administration of Stralem’s Code of Ethics. Following further consideration and discussion, the Board found that Stralem’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by Stralem and Trust Management and taking into account the totality of all the factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Stralem Advisory Agreement. It was noted that in the Trustees’ deliberations regarding the approval of renewal the Stralem Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
551 Madison Avenue, 10th Floor
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemequityfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

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MEEHAN FOCUS FUND

ANNUAL REPORT

October 31, 2019

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the Fund’s prospectus for a description of risk factors associated with investments in the Fund.

Meehan Focus Fund A Series of Ultimus Managers Trust 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 (800) 933-8413

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-884-5968 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-884-5968. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

MEEHAN FOCUS FUND LETTER TO SHAREHOLDERS	December 12, 2019

Dear Fellow Shareholders1:

The total return for the Meehan Focus Fund (the Fund) for its fiscal year ended October 31, 2019 was 15.16%.2 The Fund’s net asset value (NAV) on October 31, 2019 was $27.98. Over the past 12 months the Fund’s return exceeded the return of both of its benchmarks, the Standard and Poor’s 500 Total Return Index (S&P 500) (14.33%) and the Russell 1000 Value Total Return Index (11.21%).3

Stocks regained their footing after a May stumble, rising in four of the next five months through October, supported by generally positive if unspectacular economic data and reasonable stock valuations. Stocks have continued to rally since the close of the Fund’s fiscal year, pushing the S&P 500 to an all-time high on November 27, 2019 and the Fund’s NAV to an all-time high of $29.43 the same day, exceeding the previous all-time highs for each reached on October 30, 2019.

The U.S. economy continues to expand, with third quarter GDP growth of 2.1% slightly ahead of the 2.0% growth registered in the second quarter.4 Other positives include an unemployment rate hovering at a 50-year low of 3.5%, solid wage growth, and modest inflation. Consumer spending has grown steadily this year, posting eight consecutive months of gains through October and serving as the engine of economic growth. Corporate earnings, however, have declined modestly so far in 2019 after rising sharply in 2018.5

Stocks also received a boost from the Federal Reserve (the Fed), as evidence that slowing global growth was beginning to impact the U.S. economy helped to convince the Fed to reduce its benchmark rate in July for the first time since the financial crisis. Chairman Powell characterized the change in course as a “midcycle adjustment” and, after its third one-quarter-point (0.25%) reduction on October 30, announced interest rates are now on hold unless there is a material deterioration in the economy. The impact of Fed rate cuts on the economy is felt most significantly 6 to 12 months after the cuts are announced which should help the stock market in 2020.

[1]

The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.

[2]

Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.

[3]

The S&P Total Return Index is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the Russell 1000 Value Total Return Index measures the constituents that exhibit value characteristics within the largest 1,000 U.S. stocks by market capitalization of the U.S. equity investable universe.

[4]	Bureau of Economic Affairs, Gross Domestic Product, Third Quarter 2019 (Second Estimate), November 27, 2019.
[5]	FactSet Earnings Insight, November 22, 2019.

1

Strong consumer spending has been a counterweight to spending on business investment and manufacturing, which are showing signs of weakness. Institute for Supply Management data showed the manufacturing sector shrank in October for the fourth consecutive month, likely reflecting uncertainty about the trade war with China and slowing global growth.6

As has been the case for much of the past year, negative developments in the ongoing trade war between the United States and China present the biggest risk to the markets, in our view. Tariff and other trade issues have led to a sharp slowdown in global trade, a major factor in slowing global economic growth. Trade war impacts are being reflected in corporate earnings this year, particularly those of stocks most exposed to the global economy. While the potential for a more protracted and damaging standoff has increased, both sides have strong incentives to avoid the worst outcomes.

The impeachment proceedings against President Trump in the House of Representatives are another potential source of anxiety for investors, but the markets have remained calm to date in the face of the ongoing drama. We are hopeful that whatever the outcome of the impeachment inquiry, investors will stay focused on economic issues that more directly impact the market.

Looking forward, we are optimistic that stocks can maintain their positive momentum going into 2020 despite signs that the economy is slowing. Stock valuations are reasonable, interest rates are low, consumer confidence is high, and we believe corporate earnings growth will resume.

Portfolio Review

The attached schedule of investments identifies the Fund’s investments and their market value as of October 31, 2019. The Fund’s top ten holdings represented 57.3% of the Fund’s portfolio on October 31, 2019.

As of October 31, 2019, all of the Fund’s top ten holdings showed gains since the Fund purchased them. The Fund’s largest gains, in dollar terms, were in Microsoft Corp. (Microsoft), Lowe’s Companies, Inc., and Apple, Inc. (Apple).

Strong showings from Apple, Microsoft, and Medtronic PLC (Medtronic) boosted the Fund’s performance over the past six months but were partially offset by declines in Boeing Company (Boeing), 3M Company (3M), and Broadcom Inc. (Broadcom).

Apple’s strong performance over the past six months was aided by robust growth in its Wearables and Services segments. September quarter earnings per share of $3.03 exceeded the $2.84 consensus estimate by a solid margin, and sales growth of 2.8% also came in ahead of expectations. In addition, iPhone sales showed signs of stabilizing in its most recent quarter on better than expected reception of the iPhone 11. Non-iPhone revenue was up 17%, led by 54% growth in Wearables and 18% growth in Services, and represented 48% of sales. Investors also welcomed management’s revenue guidance, which signaled expectations for strong sales in the holiday quarter.

[6]	Institute for Supply Management, Manufacturing ISM Report on Business, December 2, 2019.

2

Microsoft reported September quarter results that, again, outpaced estimates on earnings ($1.38 vs. $1.24) and revenue ($33.1B vs. $32.2B) as the momentum Microsoft has enjoyed in recent years, particularly in its cloud businesses, continued. Adding to that momentum, the Department of Defense awarded Microsoft’s Azure cloud computing service a 10-year, $10 billion contract in late October. Management projects double digit revenue and operating earnings growth in the current fiscal year on growth in information technology spending as more companies seek cloud-based solutions to their IT needs. We believe Microsoft, which has doubled its share of public cloud infrastructure business over the past several years, can meet these ambitious targets.

Medtronic is one of the world’s largest medical device manufacturers with a portfolio that includes treatments for cardiac disease, neurological and spinal conditions, and diabetes. A commitment to research and development has yielded a strong record of innovation and one of the industry’s most extensive, and valuable, patent portfolios. Recent quarterly results, which included a 7.4% increase in adjusted earnings per share, a 3% revenue increase, and improving margins, continued a string of solid quarters that has pushed Medtronic’s shares higher. With promising new product launches and a strong development pipeline, we believe Medtronic can continue its strong performance.

Boeing’s stock fell over the past six months after the second of two tragic crashes of its new 737 Max jetliner in March led to the jet’s grounding, but is still up year to date. The grounding has caused earnings and revenue to decline substantially over the past two quarters, but we believe the impact, while significant, should not be material to Boeing over the long term. Boeing is working with regulators to determine the causes of the crashes and to implement changes to ensure the plane is safe, and we are encouraged that the company has maintained a steady backlog of 4,400 737 Max orders. We believe the 737 Max will return to service in the first quarter of 2020 and that Boeing’s shares will recover.

Long-term Fund holding 3M, maker of Post-it Notes and a broad array of industrial products, has struggled in recent quarters. Slowing organic growth and concerns about environmental liability stemming from its previous production of organic compound PFAS have dented its earnings and share price. New CEO Michael Roman, a company veteran, has responded with a restructuring plan aimed at cutting 2019 capital expenditures and accelerating other cost reductions. The measures are showing signs of success, with three of 3M’s four segments posting improved margins in the third quarter. While challenges remain, we believe 3M, which derives 65% of its revenues from outside the United States, will benefit from an expected recovery in global economic demand which should support stronger revenue and earnings in 2020.

After a strong start to the year, global semiconductor company Broadcom’s shares declined in the spring and summer, largely in response to rising trade tensions with China. Second quarter 2019 earnings exceeded estimates on solid sales growth and further gross margin improvements, but conservative guidance for upcoming quarters kept the stock in check. Despite the recent underperformance, we think Broadcom’s strong competitive position in radio frequency filters for smartphones, networking switches, Wi-Fi chips, and enterprise storage chips should enable it to continue to boost its earnings. Management has also shown the ability to successfully grow through acquisitions, which have recently included Computer Associates and Symantec’s enterprise security business as Broadcom moves to add higher

3

margin software businesses and reduce its reliance on the more volatile semiconductor business. While potential trade disruptions remain a threat, we believe Broadcom has the strength to withstand them.

Changes to the Fund’s portfolio over the past six months included the addition of three new stocks: retailer and healthcare service provider CVS Health Corp., Chinese internet commerce giant Alibaba Group Holding Ltd., and aerospace and defense company General Dynamics Corp. The Fund’s position in Berkshire Hathaway, Inc. was reduced to fund a portion of these purchases. We also sold the Fund’s positions in Enbridge Energy and the iShares Core MSCI Emerging Markets ETF to realize losses and reduce the Fund’s 2019 capital gain distribution; however, we continue to like these stocks and may return them to the Fund’s portfolio at a later date.

Conclusion

We are proud to note that as this report makes its way to you the Fund will mark its 20th anniversary on December 10, 2019.

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund’s NAV online at any time by typing the Fund’s symbol (MEFOX) into most stock quotation services. Best wishes for a happy holiday season – and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan	Paul P. Meehan

R. Jordan Smyth, Jr.
Portfolio Managers, Meehan Focus Fund

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-884-5968.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus call 1-866-884-5968 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Meehan Focus Fund is distributed by Ultimus Fund Distributors, LLC.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from

4

those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of October 31, 2019, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

5

MEEHAN FOCUS FUND
PERFORMANCE INFORMATION
October 31, 2019 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in the
Meehan Focus Fund vs. the Standard & Poor’s 500® Total Return Index*
and Russell 1000 Value Index*

Average Annual Total Returns (For Periods Ended October 31, 2019)
	1 Year	5 Years	10 Years
Meehan Focus Fund (a)	15.16%	7.22%	10.39%
S&P 500® Total Return Index	14.33%	10.78%	13.70%
Russell 1000 Value Index	11.21%	7.61%	11.96%

*

The above graph depicts the performance of the Fund versus the S&P 500® Total Return Index and the Russell 1000 Value Index. It is important to note that the Fund is a professionally managed mutual fund; the S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the Russell 1000 Value Index measures the constituents that exhibit value characteristics within the largest 1,000 U.S. stocks by market cap of the U.S. equity investable universe. An index is not an investment product available for purchase. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike the Fund’s returns, do not reflect any fees or expenses.

(a)

Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please contact (866) 884-5968. As disclosed in the Fund’s February 28, 2019 prospectus, the Fund’s total annual operating expenses are 1.02%.

6

MEEHAN FOCUS FUND
PORTFOLIO INFORMATION
October 31, 2019 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	10.7%
Apple, Inc.	7.8%
Lowe’s Companies, Inc.	7.7%
Alphabet, Inc. - Classes A and C	6.3%
Berkshire Hathaway, Inc. - Class B	6.1%
PNC Financial Services Group, Inc. (The)	4.9%
United Rentals, Inc.	3.7%
General Motors Company	3.6%
Boeing Company (The)	3.4%
Bank of America Corporation	3.2%

7

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS October 31, 2019
COMMON STOCKS — 92.5%	Shares	Value
Communication Services — 9.5%
Entertainment — 2.3%
Walt Disney Company (The)	12,150	$1,578,528

Interactive Media & Services — 7.2%
Alphabet, Inc. - Class A (a)	1,495	1,881,906
Alphabet, Inc. - Class C (a)	1,868	2,353,885
Facebook, Inc. - Class A (a)	3,090	592,199
		4,827,990
Consumer Discretionary — 19.3%
Automobiles — 3.6%
General Motors Company	64,300	2,389,388

Household Durables — 2.8%
Lennar Corporation - Class A	31,900	1,901,240

Internet & Direct Marketing Retail — 3.5%
Alibaba Group Holding Ltd. - ADR (a)	1,200	212,004
Booking Holdings, Inc. (a)	1,050	2,151,208
		2,363,212
Specialty Retail — 9.4%
Lowe’s Companies, Inc.	46,500	5,189,865
Williams-Sonoma, Inc.	17,730	1,184,187
		6,374,052
Consumer Staples — 1.1%
Food Products — 1.1%
Nestlé S.A. - ADR	6,970	746,905

Financials — 15.9%
Banks — 8.1%
Bank of America Corporation	70,000	2,188,900
PNC Financial Services Group, Inc. (The)	22,310	3,272,877
		5,461,777
Capital Markets — 1.7%
BlackRock, Inc.	2,490	1,149,633

Diversified Financial Services — 6.1%
Berkshire Hathaway, Inc. - Class B (a)	19,550	4,155,939

8

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.5% (Continued)	Shares	Value
Health Care — 7.8%
Health Care Equipment & Supplies — 2.2%
Medtronic plc	14,050	$1,530,045

Health Care Providers & Services — 2.0%
CVS Health Corporation	20,000	1,327,800

Pharmaceuticals — 3.6%
Bristol-Myers Squibb Company	11,430	655,739
Novartis AG - ADR	20,420	1,785,525
		2,441,264
Industrials — 11.2%
Aerospace & Defense — 3.8%
Boeing Company (The)	6,825	2,319,886
General Dynamics Corporation	1,250	221,000
		2,540,886
Airlines — 1.9%
Delta Air Lines, Inc.	23,500	1,294,380

Industrial Conglomerates — 1.8%
3M Company	7,470	1,232,475

Trading Companies & Distributors — 3.7%
United Rentals, Inc. (a)	18,625	2,487,741

Information Technology — 26.0%
IT Services — 3.2%
Visa, Inc. - Class A	12,150	2,173,149

Semiconductors & Semiconductor Equipment — 4.3%
Applied Materials, Inc.	20,915	1,134,848
Broadcom, Inc.	5,975	1,749,779
		2,884,627
Software — 10.7%
Microsoft Corporation	50,200	7,197,174

Technology Hardware, Storage & Peripherals — 7.8%
Apple, Inc.	21,215	5,277,443

9

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.5% (Continued)	Shares	Value
Materials — 1.7%
Chemicals — 1.7%
Eastman Chemical Company	14,940	$1,136,038

Total Common Stocks (Cost $29,376,256)		$62,471,686

EXCHANGE-TRADED FUNDS — 3.7%	Shares	Value
iShares Core MSCI Pacific ETF	14,690	$851,433
iShares MSCI EAFE Small-Cap ETF	14,340	854,377
iShares MSCI Eurozone ETF	20,370	823,355
Total Exchange-Traded Funds (Cost $2,287,938)		$2,529,165

MONEY MARKET FUNDS — 3.7%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 1.71% (b) (Cost $2,521,665)	2,521,665	$2,521,665

Investments at Value — 99.9% (Cost $34,185,859)		$67,522,516

Other Assets in Excess of Liabilities — 0.1%		43,890

Net Assets — 100.0%		$67,566,406

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of October 31, 2019.
See accompanying notes to financial statements.

10

MEEHAN FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2019
ASSETS
Investments in securities:
At cost	$34,185,859
At value (Note 2)	$67,522,516
Receivable for capital shares sold	500
Dividends receivable	89,634
Other assets	5,275
TOTAL ASSETS	67,617,925

LIABILITIES
Payable for capital shares redeemed	2,000
Payable to Adviser (Note 4)	33,425
Payable to administrator (Note 4)	11,159
Other accrued expenses	4,935
TOTAL LIABILITIES	51,519

NET ASSETS	$67,566,406

NET ASSETS CONSIST OF:
Paid-in capital	$31,811,245
Accumulated earnings	35,755,161
NET ASSETS	$67,566,406

Shares of beneficial interest outstanding	2,415,086

Net asset value, offering price and redemption price per share (a) (Note 2)	$27.98

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held.
See accompanying notes to financial statements.

11

MEEHAN FOCUS FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2019
INVESTMENT INCOME
Dividend income	$1,142,743
Foreign withholding taxes on dividends	(20,554)
TOTAL INVESTMENT INCOME	1,122,189

EXPENSES
Investment advisory fees (Note 4)	506,782
Administration fees (Note 4)	63,315
Fund accounting fees (Note 4)	36,332
Legal fees	24,972
Transfer agent fees (Note 4)	18,000
Trustees’ fees and expenses (Note 4)	17,110
Audit and tax services fees	16,000
Compliance fees and expenses (Note 4)	12,461
Registration and filing fees	10,885
Custody and bank service fees	8,061
Postage and supplies	6,406
Printing of shareholder reports	4,771
Insurance expense	3,769
Other expenses	9,942
TOTAL EXPENSES	738,806
Less fee reductions by the Adviser (Note 4)	(105,329)
NET EXPENSES	633,477

NET INVESTMENT INCOME	488,712

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investment transactions	2,006,403
Foreign currency transactions	(30)
Net realized gains from in-kind redemptions (Note 2)	2,033,739
Net change in unrealized appreciation (depreciation) on investments	4,396,890
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	8,437,002

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,925,714

See accompanying notes to financial statements.

12

MEEHAN FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS
Net investment income	$488,712	$367,238
Net realized gains (losses) from:
Investments	2,006,403	1,233,281
Foreign currency transactions	(30)	—
Net realized gains from in-kind redemptions (Note 2)	2,033,739	—
Net change in unrealized appreciation (depreciation) on investments	4,396,890	1,038,701
Net increase in net assets resulting from operations	8,925,714	2,639,220

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,565,477)	(377,677)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	665,329	1,408,143
Net asset value of shares issued in reinvestment of distributions to shareholders	1,551,512	372,854
Payments for shares redeemed	(7,829,046)	(1,966,718)
Net decrease in net assets from capital share transactions	(5,612,205)	(185,721)

TOTAL INCREASE IN NET ASSETS	1,748,032	2,075,822

NET ASSETS
Beginning of year	65,818,374	63,742,552
End of year	$67,566,406	$65,818,374

CAPITAL SHARE ACTIVITY
Shares sold	26,047	54,733
Shares reinvested	68,864	14,767
Shares redeemed	(314,096)	(77,134)
Net decrease in shares outstanding	(219,185)	(7,634)
Shares outstanding at beginning of year	2,634,271	2,641,905
Shares outstanding at end of year	2,415,086	2,634,271

See accompanying notes to financial statements.

13

MEEHAN FOCUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended Oct. 31, 2019		Year Ended Oct. 31, 2018		Year Ended Oct. 31, 2017		Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015
Net asset value at beginning of year	$24.99		$24.13		$19.42		$21.07	$21.43

Income (loss) from investment operations:
Net investment income	0.21		0.14		0.15		0.28	0.17
Net realized and unrealized gains (losses) on investments and foreign currencies	3.42		0.86		4.64		(1.30)	(0.26)
Total from investment operations	3.63		1.00		4.79		(1.02)	(0.09)

Less distributions:
From net investment income	(0.15)		(0.14)		(0.06)		(0.28)	(0.18)
From net realized gains from investment transactions	(0.49)		—		(0.02)		(0.35)	(0.09)
Total distributions	(0.64)		(0.14)		(0.08)		(0.63)	(0.27)

Net asset value at end of year	$27.98		$24.99		$24.13		$19.42	$21.07

Total return (a)	15.16%		4.15%		24.72%		(4.86%)	(0.43%)

Net assets at end of year (000’s)	$67,566		$65,818		$63,743		$52,654	$56,712

Ratios/supplementary data:
Ratio of total expenses to average net assets (b)	1.17%		1.12%		1.00%		1.00%	1.00%

Ratio of net expenses to average net assets (b)	1.00	%(c)	1.00	%(c)	1.00	%(c)	1.00%	1.00%

Ratio of net investment income to average net assets	0.77	%(c)	0.54	%(c)	0.69	%(c)	1.44%	0.81%

Portfolio turnover rate	20%		20%		10%		44%	23%

(a)

Total return is a measure of the change in value of an investment in the Fund over the year covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(b)	The ratio excludes the impact of expenses of the registered investment companies and exchange-traded funds in which the Fund may invest.
(c)	Ratio was determined after investment advisory fee reductions (Note 4).
See accompanying notes to financial statements.

14

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1. Organization

Meehan Focus Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on October 23, 2017. It was formerly a series of Meehan Mutual Funds, Inc.

The Fund’s investment objective is to seek long-term growth of capital.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principals generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing mean price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last mean price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted mean price. Investments representing shares of money market funds and other open-end investment companies, except for ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

15

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$62,471,686	$—	$—	$62,471,686
Exhange-Traded Funds	2,529,165	—	—	2,529,165
Money Market Funds	2,521,665	—	—	2,521,665
Total	$67,522,516	$—	$—	$67,522,516

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended October 31, 2019.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

16

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 7 calendar days of the date of purchase. No redemption fees were collected by the Fund during the years ended October 31, 2019 and 2018.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the years ended October 31, 2019 and 2018 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
October 31, 2019	$367,617	$1,197,860	$1,565,477
October 31, 2018	$377,677	$—	$377,677

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2019:

Tax cost of portfolio investments	$34,185,859
Gross unrealized appreciation	$33,351,570
Gross unrealized depreciation	(14,913)
Net unrealized appreciation	33,336,657
Undistributed ordinary income	412,183
Undistributed long-term capital gains	2,006,321
Accumulated earnings	$35,755,161

During the year ended October 31, 2019, a principal of the Adviser and an affiliated trust took delivery of securities from the Fund, rather than cash, in exchange for the redemption of shares. The total fair value of these in-kind redemptions was $4,503,148 for 183,656 shares of the Fund. The Fund realized $2,033,739 of net capital gains resulting from the in-kind redemptions. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

18

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended October 31, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $12,634,568 and $20,295,977, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edgemoor Investment Advisors, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.80% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until March 1, 2021, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses, such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.00% of the Fund’s average daily net assets. Accordingly, during the year ended October 31, 2019, the Adviser reduced its advisory fees in the amount of $105,329.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of October 31, 2019, the Adviser may seek recoupment of investment advisory fee reductions totaling $188,751 no later than the dates listed below:

October 31, 2020	$957
October 31, 2021	$82,465
October 31, 2022	$105,329

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

19

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

6. Non-Diversification Risk

The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of October 31, 2019, the Fund had 26.0% of the value of its net assets invested in stocks within the Information Technology sector.

20

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

21

MEEHAN FOCUS FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Meehan Focus Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Focus Fund (the “Fund”), a series of Ultimus Managers Trust, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 23, 2019

22

MEEHAN FOCUS FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (May 1, 2019) and held until the end of the period (October 31, 2019).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Fund held for less than 7 calendar days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

23

MEEHAN FOCUS FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period *
Based on Actual Fund Return	$ 1,000.00	$ 1,042.90	$ 5.15
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.16	$ 5.09

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied 184/365 (to reflect the one-half year period).

24

MEEHAN FOCUS FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year. These filings are available upon request by calling 1-866-884-5968. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2019, the Fund designated $1,197,860 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the Fund’s fiscal year ended October 31, 2019, 100% of ordinary income dividends qualified for the corporate dividends received deduction.

25

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	14	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	14	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	14	None

26

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	14	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	14	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	14	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

27

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

28

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Martin R. Dean Year of Birth: 1963	Since 2019	Interim Chief Compliance Officer (October 2019 to present) Assistant Chief Compliance Officer (January 2016 to 2017)	Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-884-5968.

29

MEEHAN FOCUS FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement (the “Agreement”) with the Edgemoor Investment Advisors, Inc. (the “Adviser”) for an additional one-year term. The Board approved the Agreement at an in-person meeting held on October 21-22, 2019, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the renewal of the Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust Management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including.

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Meehan Focus Fund (the “Fund”) including, without limitation, its investment advisory services since the Fund’s inception; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser’s memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and related Morningstar category. The Board noted that the Fund had outperformed the performance of its benchmark, the S&P 500 Total Return Index, for the period since inception, outperformed the average and the median performance of its custom peer group and its Morningstar category (Large Cap Blend Category Under $100 Million, True No-Load), for a one-year and three-year periods and underperformed the average and median performance of its custom peer group and its Morningstar category for the five- and 10-year periods, and since inception. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board indicated that the Adviser had satisfactorily explained its performance results for the Fund. Following additional discussion of the investment performance of the Fund and its performance relative to its benchmark, custom peer group and Morningstar category; and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. In this regard, the Board considered the Adviser’s staffing; personnel, methods of operations; the education and experience of its personnel;

30

MEEHAN FOCUS FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

its compliance program, policies and procedures; the Adviser’s advisory business generally; its financial condition and the level of commitment to the Fund; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the Fund’s expense limitation agreement and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the Fund’s expense limitation agreement for the Fund until at least March 1, 2021.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar category and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Fund, and the nature of the investment strategies. The Board noted that the Fund’s advisory fee of 0.80% was lower than the average and median advisory fee for the Fund’s custom peer group, and higher than the average and median for the Fund’s Morningstar category (Large Cap Blend Category Under $100 Million, True No-Load), but less than the advisory fee in the twentieth percentile in its Morningstar category.

The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the Fund’s expense limitation agreement. The Board noted that for the overall expense ratio, the Fund’s overall expense ratio of 1.02% was lower than the average and the median expense ratio for the Fund’s custom peer group and lower than the average and equal to the median of the Fund’s Morningstar category.

The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that for the Fund, the advisory fees paid to the Adviser by the Fund are fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that for the Fund, the fee arrangement with the Adviser

31

MEEHAN FOCUS FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

involves both the advisory fee and the Fund’s expense limitation agreement. The Board determined that the shareholders of the Fund have experienced benefits from the Fund’s expense limitation agreement and will continue to experience benefits from the Fund’s expense limitation agreement until the fund’s assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the asset levels for the Fund, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser will continue to provide benefits and that the Fund’s arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser and given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies, procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which the Adviser evaluates the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating broker-dealers; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, including the Adviser’s private funds and the Fund. The Board also considered the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board determined for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above, as well as other factors, and in reliance on the information provided by the Adviser and Trust Management, and taking into account the totality of all the factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

32

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000 and $26,000 with respect to the registrant’s fiscal years ended October 31, 2019 and October 31, 2018, respectively.

(b)	Audit-Related Fees. No aggregate fees were billed for assurance and related services by the principal accountant, other than the services reported in paragraphs (a) and (c) that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. The services comprising these fees are related to the review of the prospectus, semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended October 31, 2019 and October 31, 2018, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. The aggregate fees billed in either of the last two fiscal years for other products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $9,000 and $9,000 with respect to the fiscal years ended October 31, 2019 and October 31, 2018, respectively.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	All of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended October 31, 2019 and October 31, 2018, aggregate non-audit fees of $15,000 and $15,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s Committee of Independent Trustees of the Board of Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a) Not applicable [schedule filed with Item 1]

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	January 3, 2020

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	January 3, 2020

*	Print the name and title of each signing officer under his or her signature.